PIMCO Variable Insurance Trust

Supplement dated December 31, 2012 to the

Statement of Additional Information dated April 30, 2012,

as supplemented from time to time (the “SAI”)

Disclosure Related to the Commodity Exchange Act

Effective January 1, 2013, the fifth paragraph in the “Investment Objectives and Policies – Derivative Instruments – Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

Certain Portfolios claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to these Portfolios. Additionally, Portfolios operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. PIMCO is not currently deemed to be a CPO with respect to its service as investment adviser to these Portfolios.

In 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain rule amendments that significantly affected the exemptions that were available to each of the Portfolios and Subsidiaries. Effective January 1, 2013, certain Portfolios, as well as PIMCO, operate subject to CFTC regulation because of these changes. The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.

To the extent any Portfolios become no longer eligible to claim an exclusion from CFTC regulation, these Portfolios may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. The table below identifies which Portfolios and Subsidiaries are currently subject to CFTC regulation:

Portfolios Subject to CFTC Regulation

PIMCO CommodityRealReturn® Strategy Portfolio

Investors Should Retain This Supplement For Future Reference

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